UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 South Fourth Street Louisville, Kentucky	40202-2412
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

8.00% Senior Notes due 2020 and 8.75% Senior Notes due 2023

First Supplemental Indentures

Immediately following the consummation of the Merger (as defined below), Kindred Healthcare, Inc. (the “Company” or “Kindred”), subsidiary guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee, entered into (i) the first supplemental indenture, dated as of February 2, 2015 (the “2020 Notes Supplemental Indenture”), to the indenture, dated as of December 18, 2014 (the “2020 Notes Indenture”), governing $750 million aggregate amount of 8.00% Senior Notes due 2020 (the “2020 Notes”) and (ii) the first supplemental indenture, dated as of February 2, 2015 (the “2023 Notes Supplemental Indenture” and, together with the 2020 Notes Supplemental Indenture, the “First Supplemental Indentures”), to the indenture, dated as of December 18, 2014 (the “2023 Notes Indenture” and, together with the 2020 Notes Indenture, the “Senior Notes Indentures”), governing $600 million aggregate principal amount of 8.75% Senior Notes due 2023 (the “2023 Notes” and, together with the 2020 Notes, the “Senior Notes”). The Senior Notes were originally issued on December 18, 2014 by Kindred Escrow Corp. II, a wholly-owned subsidiary of the Company (the “Escrow Issuer”). Pursuant to the First Supplemental Indentures, Kindred assumed all of the Escrow Issuer’s obligations under the Senior Notes and the Senior Notes Indentures, and Kindred and the Guarantors became parties to the Senior Notes Indentures. The Escrow Issuer was concurrently merged with and into Kindred.

The above description of the First Supplemental Indentures is qualified in its entirety by reference to the complete text of the First Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.

Registration Rights Joinder Agreements

Immediately following the consummation of the Merger, Kindred and the Guarantors entered into the joinder agreements, each dated as of February 2, 2015 (the “Registration Rights Joinder Agreements”), to become parties to the registration rights agreement related to the 2020 Notes and the registration rights agreement related to the 2023 Notes, each dated as of December 18, 2014, and originally entered into between the Escrow Issuer and Citigroup Global Markets Inc., as representative of the initial purchasers of the Senior Notes.

The above description of the Registration Rights Joinder Agreements is qualified in its entirety by reference to the complete text of the Registration Rights Joinder Agreements, copies of which are attached hereto as Exhibits 4.3 and 4.4 and incorporated herein by reference.

6.375% Senior Notes due 2022

On January 30, 2014, following the receipt of sufficient consents to approve the proposed amendments (the “Amendments”) in the Consent Solicitation (as defined below), Kindred, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee, entered into the first supplemental indenture (the “2022 Notes Supplemental Indenture”) to the indenture dated as of April 9, 2014 (the “2022 Notes Indenture”), governing $500 million aggregate principal amount of 6.375% Senior Notes due 2022 (the “2022 Notes”). The 2022 Notes Supplemental Indenture conforms certain covenants, definitions and other terms in the 2022 Notes Indenture to the covenants, definitions and terms contained in the Senior Notes Indentures. The Amendments became operative following the consummation of the Merger.

The above description of the 2022 Notes Supplemental Indenture is qualified in its entirety by reference to the complete text of the 2022 Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

Amendments to ABL Credit Agreement

On February 2, 2015 and substantially concurrently with the consummation of the Merger, Kindred amended and restated its existing senior secured revolving credit facility and entered into the Third Amended and Restated ABL Credit Agreement dated as of February 2, 2015 (the “ABL Credit Agreement”), among Kindred, the lenders from time to time party thereto and JPMorgan Chase Bank. N.A., as administrative agent and collateral agent (in such capacities, the “Agent”). For more information regarding the ABL Credit Agreement, see the Current Report on Form 8-K filed by Kindred on November 3, 2014 and the exhibits thereto, which are incorporated by reference. A copy of the ABL Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, substantially concurrently with the consummation of the Merger, Kindred increased the revolving commitments under the ABL Credit Agreement by $150.0 million pursuant to the Incremental Joinder dated as of December 12, 2014 (the “Incremental Joinder”) among Kindred, the Agent, the incremental lenders party thereto and the other credit parties party thereto. The description of the Incremental ABL Joinder is qualified by the full text of the Incremental ABL Joinder, which was attached as Exhibit 10.1 to Kindred’s Current Report on Form 8-K filed on December 15, 2014 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 2, 2015, Kindred Healthcare Development 2, Inc., a Delaware corporation (“Merger Sub”), a wholly owned subsidiary of Kindred, merged with and into Gentiva Health Services, Inc., a Delaware corporation (“Gentiva”), with Gentiva continuing as the surviving corporation (the “Merger”). As a result of the Merger, Gentiva became a wholly owned subsidiary of Kindred.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of Gentiva issued and outstanding immediately prior to the effective time of the Merger (other than shares held by Kindred, Gentiva and their respective wholly owned subsidiaries (which will be cancelled) and shares that are owned by stockholders who have properly exercised and perfected a demand for appraisal rights under Delaware law), including each deferred share unit, was converted into the right to receive $14.50 in cash and 0.257 of common stock, par value $0.25, of Kindred.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, dated as of October 9, 2014, among Kindred, Merger Sub, and Gentiva (the “Merger Agreement”), which was attached as Exhibit 2.1 to Kindred’s Current Report on Form 8-K filed on October 14, 2014, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above regarding the First Supplemental Indentures and the 2022 Notes Supplemental Indenture is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The Senior Notes Indentures contain certain restrictive covenants that limit Kindred’s and its restricted subsidiaries’ ability to, among other things, incur, assume or guarantee additional indebtedness; pay dividends, make distributions or redeem or repurchase capital stock; effect dividends, loans or asset transfers from its subsidiaries; sell or otherwise dispose of assets; and enter into transactions with affiliates. These covenants are subject to a number of limitations and exceptions. The Senior Notes Indentures also contain customary events of default.

Under the terms of the Senior Notes Indentures, Kindred may pay dividends pursuant to specified exceptions or, if its consolidated coverage ratio (as defined therein) is at least 2.0 to 1.0, it may also pay dividends in an amount equal to 50% of its consolidated net income (as defined therein) and 100% of the net cash proceeds from the issuance of capital stock, in each case since January 1, 2014. The making of certain other restricted payments or investments by Kindred or its restricted subsidiaries would reduce the amount available for the payment of dividends pursuant to the foregoing exception.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Benefit Plans Amended and Assumed

In connection with the completion of the Merger, and effective as of February 2, 2015, the board of directors of Kindred (the “Board”) approved amendments to the Gentiva 2004 Equity Incentive Plan, as amended and restated as of March 16, 2011, as amended as of March 13, 2013, as further amended as of September 12, 3013 (the “2004 Plan”) to provide for the assumption of the 2004 Plan by Kindred. Pursuant to the amendment to the 2004 Plan, no additional equity awards may be issued under the 2004 Plan after February 2, 2015. Gentiva’s outstanding equity awards have been assumed by Kindred and converted into Kindred’s equity awards pursuant to the terms of the Merger Agreement and will be administered by Kindred’s Executive Compensation Committee under the amended 2004 Plan.

In connection with the completion of the Merger, and effective as of February 2, 2015, the Board approved amendments to the Kindred’s 2011 Stock Incentive Plan, Amended and Restated, (the “2011 Plan”) to confirm and preserve Kindred’s ability to issue under the 2011 Plan the shares that remain available for issuance under the 2004 Plan (as appropriately adjusted to reflect the Merger) in satisfaction of the vesting, exercise or other settlement of options and other equity awards that may be granted by Kindred under the 2011 Plan following the completion of the Merger, subject to the requirements of the New York Stock Exchange (“NYSE”) Listed Company Manual and interpretive guidance thereunder, including, without limitation, Rule 303A.08.

Item 7.01. Regulation FD Disclosure

Incorporated by reference is a press release issued by Kindred on February 2, 2015, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by Kindred under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

Immediately following the consummation of the Merger, the Escrow Issuer was merged with and into Kindred. Attached hereto as Exhibit 3.1 and incorporated herein by reference is the Certificate of Ownership and Merger merging the Escrow Issuer with and into Kindred.

On January 30, 2015, Kindred issued a press release announcing the final results of the previously announced solicitation of consents (the “Consent Solicitation”) to certain proposed amendments to the 2022 Notes Indenture, pursuant to its Consent Solicitation Statement, dated as of January 15, 2015. As of 2:00 p.m., New York City time, on January 30, 2015, when the Consent Solicitation expired, the consents from holders of approximately 93% in principal amount of the outstanding 2022 Notes had been validly received (and not validly revoked), which is sufficient to approve the Amendments. Accordingly, on January 30, 2015, Kindred, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee, entered into the 2022 Notes Supplemental Indenture providing for the Amendments, and the Amendments became operative following the consummation of the Merger.

A copy of the press release issued by Kindred on January 30, 2015 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The historical consolidated financial statements of Gentiva that are required by this Item are substantially the same as those that were incorporated by reference into the Registration

Statement on Form S-4 (File No. 333-200454) filed by Kindred that was declared effective on December 18, 2014. Accordingly, no additional historical consolidated financial statements of Gentiva are required to be included herein.

(b) Pro Forma Financial Information

All required pro forma information with respect to Gentiva was filed as Exhibit 99.1 to Kindred’s Current Report on Form 8-K filed on December 17, 2014. Accordingly, no additional pro forma information of Gentiva is required to be included herein.

(d) Exhibits

Pursuant to the rules and regulations of the SEC, Kindred has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in such Company’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations and warranties may not describe Kindred’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 9, 2014, among Kindred Healthcare, Inc., Kindred Healthcare Development 2, Inc. and Gentiva Health Services, Inc. is hereby incorporated by reference to Exhibit 2.1 to Kindred’s Current Report on Form 8-K dated October 14, 2014.

3.1	Certificate of Ownership and Merger merging Kindred Escrow Corp. II into Kindred Healthcare, Inc.

4.1	First Supplemental Indenture, dated as of February 2, 2015, among Kindred Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2020 Notes).

4.2	First Supplemental Indenture, dated as of February 2, 2015, among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2023 Notes).

4.3	Joinder Agreement to Registration Rights Agreement, dated as of February 2, 2015, among Kindred Healthcare, Inc. and the Subsidiary Guarantors party thereto (2020 Notes).

4.4	Joinder Agreement to Registration Rights Agreement, dated as of February 2, 2015, among Kindred Healthcare, Inc. and the Subsidiary Guarantors party thereto (2023 Notes).

4.5	First Supplemental Indenture, dated as of January 30, 2015, among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2022 Notes).

10.1	Third Amended and Restated ABL Credit Agreement dated as of February 2, 2015, among Kindred Healthcare, Inc., the Consenting Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.5 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.3	Amendment No. 1 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.6 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.4	Amendment No. 2 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.7 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.5	Amendment No. 3 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.8 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.6	The Kindred Healthcare, Inc. 2011 Stock Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.1 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

99.1	Press Release, dated February 2, 2015, issued by Kindred Healthcare, Inc.

99.2	Press Release, dated January 30, 2015, issued by Kindred Healthcare, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2015	Kindred Healthcare, Inc.

	By:	/s/ JOSEPH L. LANDENWICH
		Name:	Joseph L. Landenwich
		Title:	Co-General Counsel and Corporate Secretary

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 9, 2014, among Kindred Healthcare, Inc., Kindred Healthcare Development 2, Inc. and Gentiva Health Services, Inc. is hereby incorporated by reference to Exhibit 2.1 to Kindred’s Current Report on Form 8-K dated October 14, 2014.

3.1	Certificate of Ownership and Merger merging Kindred Escrow Corp. II into Kindred Healthcare, Inc.

4.1	First Supplemental Indenture, dated as of February 2, 2015, among Kindred Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2020 Notes).

4.2	First Supplemental Indenture, dated as of February 2, 2015, among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2023 Notes).

4.3	Joinder Agreement to Registration Rights Agreement, dated as of February 2, 2015, among Kindred Healthcare, Inc. and the Subsidiary Guarantors party thereto (2020 Notes).

4.4	Joinder Agreement to Registration Rights Agreement, dated as of February 2, 2015, among Kindred Healthcare, Inc. and the Subsidiary Guarantors party thereto (2023 Notes).

4.5	First Supplemental Indenture, dated as of January 30, 2015, among Kindred Healthcare, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, as trustee (2022 Notes).

10.1	Third Amended and Restated Credit Agreement dated as of February 2, 2015, among Kindred Healthcare, Inc., the Consenting Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.5 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.3	Amendment No. 1 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.6 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.4	Amendment No. 2 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.7 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.5	Amendment No. 3 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.8 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

10.6	The Kindred Healthcare, Inc. 2011 Stock Incentive Plan, Amended and Restated is hereby incorporated by reference to Exhibit 4.1 to Kindred’s Registration Statement on Form S-8 dated February 2, 2015.

99.1	Press Release, dated February 2, 2015, issued by Kindred Healthcare, Inc.

99.2	Press Release, dated January 30, 2015, issued by Kindred Healthcare, Inc.